                                                                    EXHIBIT 10.2

                   AMENDMENT AND CONSENT TO CREDIT AGREEMENT


     THIS AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 31, 1998, is entered into by and among EXTENDICARE HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and NATIONSBANK, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of November 26, 1997 (as previously amended prior to the date hereof, the "Existing Credit Agreement");

     WHEREAS, the Borrower desires to sell it institutional pharmacy business (the "Pharmacy Sale"); and

     WHEREAS, the Required Lenders (as defined in the Existing Credit Agreement) have agreed to permit the Pharmacy Sale and to amend the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:




                                     PART I
                                  DEFINITIONS


     SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

     "Amended Effective Date" is defined in Subpart 4.1.

     SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.






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                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II.

     SUBPART 2.1. NEW SECTION 6.28. The following new Section 6.28 is added to the Existing Credit Agreement immediately following existing Section 6.27 thereof:

     6.28  YEAR 2000 COMPLIANCE.

          Each of the Credit Parties has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' businesses and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications may not be able to recognize and properly perform date-sensitive functions after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Credit Party believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SUBPART 2.2.  AMENDMENT TO SECTION 7.11.  Subsections (a) and (b) of
Section 7.11 of the Existing Credit Agreement are amended in their entireties as follows:

     7.11  FINANCIAL COVENANTS.

          (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to:

               (i) as of December 31, 1997 and March 31, 1998, 1.30 to 1.00;

               (ii) as of June 30, 1998 and September 30, 1998, 1.15 to 1.00;

               (iii) as of December 31, 1998, 1.1 to 1.00;

               (iv) as of March 31, 1999, 1.15 to 1.00;

               (v) as of June 30, 1999 and September 30, 1999, 1.30 to 1.00;


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               (vi) as of December 31, 1999, March 31, 2000, June 30, 2000 and
          September 30, 2000, 1.35 to 1.00;

               (vii) as of December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001, 1.40 to 1.00;

               (viii) as of December 31, 2001, March 31, 2002, June 30, 2002,
          September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003
          and September 30, 2003, 1.45 to 1.00; and

               (ix) as of December 31, 2003 and the last day of each fiscal quarter of the Consolidated Parties thereafter, 1.50 to 1.00.

          (b) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties after the Tranche C Term Loan has been paid in full, shall be less than or equal to:

               (i) as of December 31, 1997, March 31, 1998, and June 30, 1998,
          4.00 to 1.00;

               (ii) as of September 30, 1998, December 31, 1998, March 31, 1999, June 30, 1999 and September 30, 1999, 3.75 to 1.00;

               (iii) as of December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000, 3.50 to 1.00;

               (iv) as of December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001, 3.25 to 1.00; and

               (v) as of December 31, 2001, and the last day of each fiscal quarter of the Consolidated Parties thereafter, 3.00 to 1.00.


                                    PART III
                                    CONSENT

     SUBPART 3.1. SALE OF INSTITUTIONAL PHARMACY BUSINESS. Notwithstanding any provision to the contrary set forth in the Existing Credit Agreement (including without limitation Section 7.2 and Section 8.5 thereof), the Lenders hereby consent to an Asset Disposition consisting of the sale by the Borrower of the Borrower's institutional pharmacy business on or prior to December 31, 1998 pursuant to a purchase agreement dated on or before September 30, 1998, provided that (a) the consideration paid in connection therewith (1) shall be in an amount reasonably acceptable to the Agent, (2) is cash or Cash Equivalents and
(3) shall be received by the Borrower within the period of 365 days following the consummation of such sale, (b) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating


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that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist under the Amended Credit Agreement and (c) immediately upon receipt by any Consolidated Party of the consideration (or any portion thereof) paid in connection with such Asset Disposition, the Borrower shall apply an amount equal to the Net Cash Proceeds of such Asset Disposition to the prepayment of the Loans in accordance with the terms of Section 3.3(b)(ii).


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS


     SUBPART 4.1. AMENDMENT EFFECTIVE DATE. This Amendment shall be and become effective as of the date, in any event not to be later than December 31, 1998 (such effective date being herein referred to as the "Amendment Effective Date"), when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment."

     SUBPART 4.1.1. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

     SUBPART 4.1.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Subpart 5.4 of this Amendment shall be true and correct on and as of the Amendment Effective Date.

     SUBPART 4.1.3. SUBORDINATED DEBT. The Agent shall have received satisfactory evidence that no amendment or waiver of any documents governing or evidencing any Subordinated Indebtedness shall be required to permit the Pharmacy Sale under such documents.

                                     PART V
                                 MISCELLANEOUS

     SUBPART 5.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 5.2. INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.



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     SUBPART 5.3.  REFERENCES IN OTHER CREDIT DOCUMENTS.  At such time as this
Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

     SUBPART 5.4. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this
Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the representations and warranties contained in
Section 6 of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

     SUBPART 5.5. ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

     SUBPART 5.6. NO OTHER CHANGES. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

     SUBPART 5.7. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.8. ENTIRETY. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     SUBPART 5.9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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     SUBPART 5.10.  SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                             [Signatures to Follow]














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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                          EXTENDICARE HEALTH SERVICES, INC.,
                                   a Delaware corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President Finance
                                         -----------------------------


GUARANTORS:                        EXTENDICARE HOLDINGS, INC.,
                                   a Wisconsin corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President Finance
                                         -----------------------------


                                   EXTENDICARE HEALTH FACILITY
                                   HOLDINGS, INC.,
                                   a Delaware corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   EXTENDICARE HEALTH FACILITIES, INC.,
                                   a Wisconsin corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   COVENTRY CARE, INC.,
                                   a Pennsylvania corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                            [Signatures Continued.]
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                                        NORTHERN HEALTH FACILITIES, INC.,
                                        A Delaware corporation

                                        By: S.F. Dineley
                                            -----------------------------
                                        Name: S.F. Dineley
                                              ---------------------------
                                        Title: Vice-President
                                              ---------------------------


                                        EXTENDICARE HOMES, INC.
                                        A Delaware corporation

                                        By: S.F. Dineley
                                            -----------------------------
                                        Name: S.F. Dineley
                                              ---------------------------
                                        Title: Vice-President
                                              ---------------------------


                                        UNITED PROFESSIONAL COMPANIES, INC.,
                                        A Delaware corporation

                                        By: S.F. Dineley
                                            -----------------------------
                                        Name: S.F. Dineley
                                              ---------------------------
                                        Title: Vice-President
                                              ---------------------------


                                        THE PROGRESSIVE STEP CORPORATION,
                                        A Wisconsin corporation

                                        By: S.F. Dineley
                                            -----------------------------
                                        Name: S.F. Dineley
                                              ---------------------------
                                        Title: Vice-President
                                              ---------------------------


                                        EXTENDICARE OF INDIANA, INC.,
                                        A Delaware corporation

                                        By: S.F. Dineley
                                            -----------------------------
                                        Name: S.F. Dineley
                                              ---------------------------
                                        Title: Vice-President
                                              ---------------------------


                                        UNITED REHABILITATION SERVICES, INC.,
                                        A Wisconsin corporation

                                        By: S.F. Dineley
                                            -----------------------------
                                        Name: S.F. Dineley
                                              ---------------------------
                                        Title: Vice-President
                                              ---------------------------


                            [Signatures Continued.]


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                                        EDGEWOOD NURSING CENTER, INC.,
                                        a Pennsylvania corporation

                                        By:   S.F. Dineley
                                           ---------------------------
                                        Name:     S.F. Dineley
                                             -------------------------
                                        Title:    Vice-President
                                              ------------------------


                                        ELDER CREST, INC.,
                                        a Pennsylvania corporation

                                        By:   S.F. Dineley
                                           ---------------------------
                                        Name:     S.F. Dineley
                                             -------------------------
                                        Title:    Vice-President
                                              ------------------------


                                        HAVEN CREST, INC.,
                                        a Pennsylvania corporation

                                        By:   S.F. Dineley
                                           ---------------------------
                                        Name:     S.F. Dineley
                                             -------------------------
                                        Title:    Vice-President
                                              ------------------------


                                        MEADOW CREST, INC.,
                                        a Pennsylvania corporation

                                        By:   S.F. Dineley
                                           ---------------------------
                                        Name:     S.F. Dineley
                                             -------------------------
                                        Title:    Vice-President
                                              ------------------------


                                        OAK HILL HOME OF REST AND CARE, INC.,
                                        a Pennsylvania corporation

                                        By:   S.F. Dineley
                                           ---------------------------
                                        Name:     S.F. Dineley
                                             -------------------------
                                        Title:    Vice-President
                                              ------------------------


                                        EXTENDICARE GREAT TRAIL, INC.,
                                        a Delaware corporation

                                        By:   S.F. Dineley
                                           ---------------------------
                                        Name:     S.F. Dineley
                                             -------------------------
                                        Title:    Vice-President
                                              ------------------------


                            [Signatures Continued.]


                                      S-3
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                                  FIR LANE TERRACE CONVALESCENT
                                  CENTER, INC.,
                                  a Washington corporation


                                  By:      S.F. Dineley
                                     --------------------------
                                  Name:    S.F. Dineley
                                     --------------------------
                                  Title:   Vice-President
                                     --------------------------


                                  UNITED PROFESSIONAL SERVICES, INC.,
                                  a Wisconsin corporation


                                  By:      S.F. Dineley
                                     --------------------------
                                  Name:    S.F. Dineley
                                     --------------------------
                                  Title:   Vice-President
                                     --------------------------


                                  ARBOR HEALTH CARE COMPANY,
                                  a Delaware corporation


                                  By:      S.F. Dineley
                                     --------------------------
                                  Name:    S.F. Dineley
                                     --------------------------
                                  Title:   Vice-President
                                     --------------------------


                                  ADULT SERVICES UNLIMITED, INC.,
                                  a Pennsylvania corporation


                                  By:      S.F. Dineley
                                     --------------------------
                                  Name:    S.F. Dineley
                                     --------------------------
                                  Title:   Vice-President
                                     --------------------------


                                  ALTERNACARE PLUS ENTERPRISES, INC.,
                                  an Ohio corporation


                                  By:      S.F. Dineley
                                     --------------------------
                                  Name:    S.F. Dineley
                                     --------------------------
                                  Title:   Vice-President
                                     --------------------------


                                  ARBORS EAST, INC.,
                                  an Ohio corporation


                                  By:      S.F. Dineley
                                     --------------------------
                                  Name:    S.F. Dineley
                                     --------------------------
                                  Title:   Vice-President
                                     --------------------------


                            [Signatures Continued.]












                                      S-4
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                                   ARBORS AT FT. WAYNE, INC.,
                                   an Indiana corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   ARBORS AT TOLEDO, INC.,
                                   an Ohio corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   BAY GERIATRIC PHARMACY, INC.,
                                   a Florida corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   THE DRUGGIST, INC.,
                                   an Ohio corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   HEALTH POCONOS, INC.,
                                   a Pennsylvania corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                            [Signatures Continued.]


                                      S-5
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                                   HOME CARE PHARMACY, INC. OF
                                   FLORIDA,
                                   a Florida corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   MARSHALL PROPERTIES, INC.,
                                   an Ohio corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   POLY-STAT COMPUTER
                                   APPLICATIONS, INC.,
                                   an Ohio corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   POLY-STAT SUPPLY CORPORATION,
                                   an Ohio corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   Q.D. PHARMACY, INC.,
                                   a Michigan corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------


                                   AHC ACQUISITION CORP.,
                                   a Delaware corporation

                                   By: S.F. Dineley
                                      --------------------------------
                                   Name: S.F. Dineley
                                        ------------------------------
                                   Title: Vice-President
                                         -----------------------------



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